                                                                  Exhibit(10)(q)

                                                            Loan No. 5918596-001

                                 PROMISSORY NOTE

                               (Orlando, Florida)

$1,875,000.00                                                  December 23, 1996



          FOR VALUE RECEIVED, 8250 International Drive Corporation, a Florida corporation ("BORROWER"), promises to pay to the order of MetLife Capital Financial Corporation ("METLIFE") at METLIFE's office at 10900 Northeast Fourth Street, Suite 500, Bellevue, Washington 98004, attention: Real Estate Department, or at such other address as the holder hereof may from time to time designate in writing, the principal sum of One Million Eight Hundred Seventy Five Thousand and no hundredths Dollars ($1,875,000.00) together with interest from the date the proceeds of the loan (the "Loan") evidenced by this Promissory Note (this "Note") are initially disbursed until maturity on the principal balance from time to time remaining unpaid hereon the rate of eight and seventy-five hundredths percent (8.75%) per annum computed on the basis of a 360-day year composed of twelve (12) months of thirty (30) days in installments as follows: (i) interest only in advance at the rate of $455.73 per day shall be due and payable on the date the proceeds of the Loan are initially disbursed to or for the benefit of BORROWER (including, without limitation, disbursement into an escrow for the benefit of BORROWER) for the period beginning on the date of such disbursement and ending on the last day of the month during which such disbursement occurs; and (ii) one hundred seventy nine (179) installments of principal and interest in the amount of $18,739.66 each shall be payable commencing on the first day of the second month following the month in which the proceeds of the loan evidenced by this Note are initially disbursed and continuing on the first day of each and every succeeding month until the first day of the one hundred eightieth (180th) month thereafter at which time all then unpaid principal and interest hereon shall be due and payable.

          If any payment shall not be received by METLIFE when due and shall not be received within ten (10) days thereafter, BORROWER shall pay an additional charge equal to five percent (5.00%) of the delinquent payment or the highest additional charge permitted by law, whichever is less.

          Upon not less than thirty (30) days' advance written notice to METLIFE at any time after the fifth (5th) anniversary of the due date of the first monthly principal and interest payment due under this Note, and upon payment of a prepayment premium as set forth below (the "Prepayment Premium"), BORROWER shall have the right to prepay all, but not less than all, of the outstanding balance of this Note on any regularly scheduled principal and interest payment date. The Prepayment Premium shall be determined by (i) calculating the decrease (expressed in basis points) in the current weekly average yield of ten (10)-year U.S. Treasury Constant Maturities (as published in the Index) from September 6, 1996, to the Friday immediately preceding the week in which the prepayment is made, (ii) dividing the decrease by 100, (iii) multiplying the result by the following described applicable premium factor (the "Premium Factor"), and (iv) multiplying the product by the principal balance to be prepaid. If the Index is unchanged or has increased from the Friday immediately preceding the date of the proposal letter to the Friday immediately preceding the prepayment date, no Prepayment Premium shall be due. The Premium Factor shall be the amount shown on the following chart for the month in which prepayment occurs:


           No. Mos.                          Premium
          Remaining           (Years)        Factor
          ---------           -------        ------

          180 - 169            (15)           .073
          168 - 157            (14)           .069
          156 - 145            (13)           .064
          144 - 133            (12)           .059
          132 - 121            (11)           .054
          120 - 109            (10)           .049

          108 -  97            ( 9)           .044
           96 -  85            ( 8)           .039
           84 -  73            ( 7)           .035
           72 -  61            ( 6)           .030
           60 -  49            ( 5)           .025
           48 -  37            ( 4)           .020
           36 -  25            ( 3)           .015
           24 -  13            ( 2)           .010
           12 -   1            ( 1)           .005


If the Federal Reserve Board ceases to publish STATISTICAL RELEASE H.15 [519], then the decrease in the weekly average yield of ten (10)-year U.S. Treasury Constant Maturities will be determined from another source designated by METLIFE. Prepayment prior to the fifth (5th) anniversary of the due date of the first monthly principal and interest payment due under this Note will not be permitted.

          If METLIFE at any time accelerates this Note after an Event of Default (defined below), then BORROWER shall be obligated to pay the Prepayment Premium in accordance with the foregoing schedule. The Prepayment Premium shall not be payable with respect to condemnation awards or insurance proceeds from fire or other casualty which METLIFE applies to prepayment, nor with respect to BORROWER's prepayment of the Note in full during the last three (3) months of the term of this Note unless an Event of Default has occurred. BORROWER expressly acknowledges that such Prepayment Premium is not a penalty but is intended solely to compensate METLIFE for the loss of its bargain and the reimbursement of internal expenses and administrative fees and expenses incurred by METLIFE.

          BORROWER shall be liable on this Note and on all the representations, warranties, indemnities and covenants in the Mortgage, Security Agreement, Assignment of Leases and Rents and Fixture Filing ("Mortgage") covering the property (the "Property") securing this Note and shall be liable on all other documents executed or delivered in connection herewith (the "Loan Documents").

          Each of the following shall constitute an Event of Default ("Event of Default") hereunder and under the Mortgage:

          (a) Failure of METLIFE to receive any payment of principal, interest, or Prepayment Premium upon this Note when due, and such failure shall continue for ten (10) days after written notice is given by METLIFE to BORROWER of the same; or

          (b) Failure of BORROWER within the time required by the Mortgage to pay any sum secured thereby other than the Note or to make any payment for taxes, insurance or for reserves for such payments, or any other payment necessary to prevent filing of or discharge of any lien, and such failure shall continue for a period of ten (10) days after written notice is given to BORROWER by METLIFE specifying such failure; or

          (c) Failure by BORROWER to observe or perform any obligations of BORROWER to METLIFE on or with respect to any transactions, debts, undertakings or agreements other than the transaction evidenced by this Note; or

          (d) Failure of BORROWER to make any payment or perform any obligation under any superior liens or encumbrances on the Property, within the time required thereunder, or commencement of any suit or other action to foreclose any superior liens or encumbrances; or

          (e) Failure by BORROWER to observe or perform any of its obligations under any of the lease agreements covering the Property; or

          (f) The Property is transferred or any agreement to transfer any part or interest in the Property in any manner whatsoever is made or entered into without the prior written consent of METLIFE, except as specifically allowed under the Mortgage, including without limitation creating or allowing any liens on the Property or leasing any portion of the Property; or

          (g) Filing by BORROWER of a voluntary petition in bankruptcy or filing by BORROWER of any petition or answer seeking or acquiescing in any reorganization, arrangement, composition, readjustment, liquidation, or similar relief for itself under any present or future federal, state or other statute, law or regulation relating to bankruptcy, insolvency or other relief for debtors, or the seeking, consenting to, or acquiescing by BORROWER in the appointment of any trustee, receiver, custodian, conservator or liquidator for BORROWER, any part of the Property, or any of the income or rents of the Property, or the making by BORROWER of any general assignment for the benefit of creditors, or the inability of or failure by BORROWER to pay its debts generally as they become due, or the insolvency on a balance sheet basis or business failure of BORROWER, or the making or suffering of a preference within the meaning of federal bankruptcy law or the making of a fraudulent transfer under applicable federal or state law, or concealment by BORROWER of any of its property in fraud of creditors, or the imposition of a lien upon any of the property of BORROWER which is not discharged in the manner permitted by the Deed of Trust, / Mortgage, or the giving of notice by BORROWER to any governmental body of insolvency or suspension of operations; or

          (h) Filing of a petition against BORROWER seeking any reorganization, arrangement, composition, readjustment, liquidation, or similar relief under any present or future federal, state or other law or regulation relating to bankruptcy, insolvency or other relief for debts, or the appointment of any trustee, receiver, custodian, conservator or liquidator of BORROWER, of any part of the Property or of any of the income or rents of the Property, unless such petition shall be dismissed within sixty (60) days after such filing, but in any event prior to the entry of an order, judgment or decree approving such petition; or

          (i) The institution of any proceeding for the dissolution or termination of BORROWER voluntarily, involuntarily, or by operation of law; or

          (j) A material adverse change occurs in the assets, liabilities or net worth of BORROWER from the assets, liabilities or net worth of BORROWER previously disclosed to METLIFE; or

          (k) Any warranty, representation or statement furnished to METLIFE by or on behalf of BORROWER under this Note, the Mortgage, or any of the Loan Documents shall prove to have been false or misleading in any material respect; or

          (l) Failure of BORROWER to observe or perform any other covenant or condition contained in the Mortgage and such default shall continue for thirty
(30) days after notice is given to BORROWER specifying the nature of the failure, or if the default cannot be cured within such cure period, BORROWER fails within such time to commence and pursue curative action with reasonable diligence or fails at any time after expiration of such cure period to continue with reasonable diligence all necessary curative actions. No notice of default and no opportunity to cure shall be required with respect to defaults under
SECTION 17 or SECTION 22 of the Mortgage or if during the prior twelve (12) months METLIFE has already sent a notice to BORROWER concerning default in performance of the same obligation; or

          (m) Failure of BORROWER to observe or perform any other obligation under any other Loan Document when such observance or performance is due, and such failure shall continue beyond the applicable cure period set forth in such Loan Document, or if the default cannot be cured within such applicable cure period, BORROWER fails within such time to commence and pursue curative action with reasonable diligence or fails at any time after expiration of such applicable cure period to continue with reasonable diligence all necessary curative actions. No notice of default and no opportunity to cure shall be required if during the prior twelve (12) months METLIFE has already sent a notice to BORROWER concerning default in performance of the same obligation; or

          (n)  Borrower's abandonment of the Property; or

          (o) Any of the foregoing events occur, with respect to any guarantor of any of BORROWER's obligations in connection with the indebtedness evidenced by this Note.

          Notwithstanding the foregoing, the occurrence of an Event of Default under (i) that certain Revolving Credit Facility between Fleet Bank of Massachusetts and Uno Restaurants, Inc. dated December 9, 1994, as the same may be amended from time to time, or (ii) any other unsecured credit facility entered into by Uno Restaurants, Inc. shall not by itself constitute an Event of Default hereunder.

          Upon the occurrence of any of the foregoing Events of Default, METLIFE shall have the option to declare the entire amount of principal and interest due under this Note immediately due and payable without notice or demand, and METLIFE may exercise any of its rights under this Note and any document executed or delivered herewith. After acceleration or maturity, BORROWER shall pay interest on the outstanding principal balance of this Note at the rate of five percent (5.00%) per annum above Chase Manhattan Bank's prime interest rate in effect from time to time, or fifteen percent (15.00%) per annum, whichever is higher, provided that such interest rate shall not exceed the maximum interest rate permitted by law.

          All payments of the principal and interest on this Note shall be made in coin or currency of the United States of America which at the time shall be the legal tender for the payment of public and private debts.

          If this Note is placed in the hands of an attorney for collection, BORROWER agrees to pay reasonable attorneys' fees and costs incurred by METLIFE in connection therewith, and in the event suit or action is instituted to enforce or interpret this Note (including without limitation efforts to modify or vacate any automatic stay or injunction), the prevailing party shall be entitled to recover all expenses reasonably incurred at, before or after trial and on appeal, whether or not taxable as costs, or in any bankruptcy proceeding, or in connection with post-judgment collection efforts, including, without limitation, attorneys' fees, witness fees (expert and otherwise), deposition costs, copying charges and other expenses.

          This Note shall be governed and construed in accordance with the laws of the State of Florida applicable to contracts made and to be performed therein (excluding choice-of-law principles). BORROWER hereby irrevocably submits to the jurisdiction of any state or federal court sitting in Florida in any action or proceeding brought to enforce or otherwise arising out of or relating to this Note, and hereby waives any objection to venue in any such court and any claim that such forum is an inconvenient forum.

          This Note is given in a commercial transaction for business purposes.

          This Note may be declared due prior to its expressed maturity date, all in the events, on the terms, and in the manner provided for in the Mortgage.

          BORROWER and all sureties, endorsers, guarantors and other parties now or hereafter liable for the payment of this Note, in whole or in part, hereby severally (i) waive demand, notice of demand, presentment for payment, notice of nonpayment, notice of default, protest, notice of protest, notice of intent to accelerate, notice of acceleration and all other notices, and further waive diligence in collecting this Note or in enforcing any of the security for this Note; (ii) agree to any substitution, subordination, exchange or release of any security for this Note or the release of any party primarily or secondarily liable for the payment of this Note; (iii) agree that METLIFE shall not be required to first institute suit or exhaust its remedies hereon against BORROWER or others liable or to become liable for the payment of this Note or to enforce its rights against any security for the payment of this Note; and (iv) consent to any extension of time for the payment of this Note, or any installment hereof, made by agreement by METLIFE with any person now or hereafter liable for the payment of this Note, even if BORROWER is not a party to such agreement.

          BORROWER authorizes METLIFE or its agent to insert in the spaces provided herein the appropriate interest rate and the payment amounts as of the date of the initial advance hereunder.

          All agreements between BORROWER and METLIFE, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of demand or acceleration of the final maturity of this Note or otherwise, shall the interest contracted for, charged, received, paid or agreed to be paid to METLIFE exceed the maximum amount permissible under the applicable law. If, from any circumstance whatsoever, interest would otherwise be payable to METLIFE in excess of the maximum amount permissible under applicable law, the interest payable to METLIFE shall be reduced to the maximum amount permissible under applicable law; and if from any circumstance METLIFE shall ever receive anything of value deemed interest by applicable law in excess of the maximum amount permissible under applicable law, an amount equal to the excessive interest shall be applied to the outstanding principal balance hereof, or if such excessive amount of interest exceeds the unpaid balance of principal hereof, such excess shall be refunded to BORROWER. All interest paid or agreed to be paid to METLIFE shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full period (including any renewal or extension) until payment in full of the principal so that the interest hereon for such full period shall not exceed the maximum amount permissible under applicable law. METLIFE expressly disavows any intent to contract for, charge or receive interest in an amount which exceeds the maximum amount permissible under applicable law. This paragraph shall control all agreements between BORROWER and METLIFE.


          IMPORTANT: READ BEFORE SIGNING. THE TERMS OF THIS AGREEMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN CONTRACT MAY BE LEGALLY ENFORCED. YOU MAY CHANGE THE TERMS OF THIS AGREEMENT ONLY BY ANOTHER WRITTEN AGREEMENT.

          Documentary stamp taxes in the amount of $___________ have been paid and affixed to the Mortgage and canceled.

          IN WITNESS WHEREOF, BORROWER has caused this Note to be executed by its duly authorized officers under seal as of the year and day first written above.


                              BORROWER:


                              8250 INTERNATIONAL DRIVE CORPORATION,
                              a Florida corporation


                              By: /s/ Robert M. Brown
                                 ----------------------------------------------
                                 Robert M. Brown, Senior Vice President-Finance


                              Attest: /s/ John O. Cunningham
                                     ------------------------------------------
                                     John O. Cunningham, Secretary

                                                      [SEAL]

                                                            Loan No. 5918596-003

                                 PROMISSORY NOTE

                               (Amherst, New York)

$825,000.00                                                    December 23, 1996



          FOR VALUE RECEIVED, Saxet Corporation, a Delaware corporation ("BORROWER"), promises to pay to the order of MetLife Capital Financial Corporation ("METLIFE") at METLIFE's office at 10900 Northeast Fourth Street, Suite 500, Bellevue, Washington 98004, attention: Real Estate Department, or at such other address as the holder hereof may from time to time designate in writing, the principal sum of Eight Hundred Twenty Five Thousand and no hundredths Dollars ($825,000.00) together with interest from the date the proceeds of the loan (the "Loan") evidenced by this Promissory Note (this "Note") are initially disbursed until maturity on the principal balance from time to time remaining unpaid hereon the rate of eight and seventy-five hundredths percent (8.75%) per annum computed on the basis of a 360-day year composed of twelve (12) months of thirty (30) days in installments as follows:
(i) interest only in advance at the rate of $200.52 per day shall be due and payable on the date the proceeds of the Loan are initially disbursed to or for the benefit of BORROWER (including, without limitation, disbursement into an escrow for the benefit of BORROWER) for the period beginning on the date of such disbursement and ending on the last day of the month during which such disbursement occurs; and (ii) one hundred seventy-nine (179) installments of principal and interest in the amount of $8,245.45 each shall be payable commencing on the first day of the second month following the month in which the proceeds of the loan evidenced by this Note are initially disbursed and continuing on the first day of each and every succeeding month until the first day of the one hundred eightieth (180th) month thereafter at which time all then unpaid principal and interest hereon shall be due and payable.

          If any payment shall not be received by METLIFE when due and shall not be received within ten (10) days thereafter, BORROWER shall pay an additional charge equal to five percent (5.00%) of the delinquent payment or the highest additional charge permitted by law, whichever is less.

          Upon not less than thirty (30) days' advance written notice to METLIFE at any time after the fifth (5th) anniversary of the due date of the first monthly principal and interest payment due under this Note, and upon payment of a prepayment premium as set forth below (the "Prepayment Premium"), BORROWER shall have the right to prepay all, but not less than all, of the outstanding balance of this Note on any regularly scheduled principal and interest payment date. The Prepayment Premium shall be determined by (i) calculating the decrease (expressed in basis points) in the current weekly average yield of ten (10)-year U.S. Treasury Constant Maturities (as published in the Index) from September 6, 1996, to the Friday immediately preceding the week in which the prepayment is made, (ii) dividing the decrease by 100, (iii) multiplying the result by the following described applicable premium factor (the "Premium Factor"), and (iv) multiplying the product by the principal balance to be prepaid. If the Index is unchanged or has increased from the Friday immediately preceding the date of the proposal letter to the Friday immediately preceding the prepayment date, no Prepayment Premium shall be due. The Premium Factor shall be the amount shown on the following chart for the month in which prepayment occurs:


           No. Mos.                            Premium
          Remaining           (Years)          Factor
          ---------           -------          ------

          180 - 169             (15)            .073
          168 - 157             (14)            .069
          156 - 145             (13)            .064
          144 - 133             (12)            .059
          132 - 121             (11)            .054
          120 - 109             (10)            .049

          108 -  97             ( 9)            .044
           96 -  85             ( 8)            .039
           84 -  73             ( 7)            .035
           72 -  61             ( 6)            .030
           60 -  49             ( 5)            .025
           48 -  37             ( 4)            .020
           36 -  25             ( 3)            .015
           24 -  13             ( 2)            .010
           12 -   1             ( 1)            .005


If the Federal Reserve Board ceases to publish STATISTICAL RELEASE H.15 [519], then the decrease in the weekly average yield of ten (10)-year U.S. Treasury Constant Maturities will be determined from another source designated by METLIFE. Prepayment prior to the fifth (5th) anniversary of the due date of the first monthly principal and interest payment due under this Note will not be permitted.

          If METLIFE at any time accelerates this Note after an Event of Default (defined below), then BORROWER shall be obligated to pay the Prepayment Premium in accordance with the foregoing schedule. The Prepayment Premium shall not be payable with respect to condemnation awards or insurance proceeds from fire or other casualty which METLIFE applies to prepayment, nor with respect to BORROWER's prepayment of the Note in full during the last three (3) months of the term of this Note unless an Event of Default has occurred. BORROWER expressly acknowledges that such Prepayment Premium is not a penalty but is intended solely to compensate METLIFE for the loss of its bargain and the reimbursement of internal expenses and administrative fees and expenses incurred by METLIFE.

          BORROWER shall be liable on this Note and on all the representations, warranties, indemnities and covenants in the Mortgage, Security Agreement, Assignment of Leases and Rents and Fixture Filing ("Mortgage") covering the property (the "Property") securing this Note and shall be liable on all other documents executed or delivered in connection herewith (the "Loan Documents").

          Each of the following shall constitute an Event of Default ("Event of Default") hereunder and under the Mortgage:

          (a) Failure of METLIFE to receive any payment of principal, interest, or Prepayment Premium upon this Note when due, and such failure shall continue for ten (10) days after written notice is given by METLIFE to BORROWER of the same; or

          (b) Failure of BORROWER within the time required by the Mortgage to pay any sum secured thereby other than the Note or to make any payment for taxes, insurance or for reserves for such payments, or any other payment necessary to prevent filing of or discharge of any lien, and such failure shall continue for a period of ten (10) days after written notice is given to BORROWER by METLIFE specifying such failure; or

          (c) Failure by BORROWER to observe or perform any obligations of BORROWER to METLIFE on or with respect to any transactions, debts, undertakings or agreements other than the transaction evidenced by this Note; or

          (d) Failure of BORROWER to make any payment or perform any obligation under any superior liens or encumbrances on the Property, within the time required thereunder, or commencement of any suit or other action to foreclose any superior liens or encumbrances; or

          (e) Failure by BORROWER to observe or perform any of its obligations under any of the lease agreements covering the Property; or

          (f) The Property is transferred or any agreement to transfer any part or interest in the Property in any manner whatsoever is made or entered into without the prior written consent of METLIFE, except as specifically allowed under the Mortgage, including without limitation creating or allowing any liens on the Property or leasing any portion of the Property; or

          (g) Filing by BORROWER of a voluntary petition in bankruptcy or filing by BORROWER of any petition or answer seeking or acquiescing in any reorganization, arrangement, composition, readjustment, liquidation, or similar relief for itself under any present or future federal, state or other statute, law or regulation relating to bankruptcy, insolvency or other relief for debtors, or the seeking, consenting to, or acquiescing by BORROWER in the appointment of any trustee, receiver, custodian, conservator or liquidator for BORROWER, any part of the Property, or any of the income or rents of the Property, or the making by BORROWER of any general assignment for the benefit of creditors, or the inability of or failure by BORROWER to pay its debts generally as they become due, or the insolvency on a balance sheet basis or business failure of BORROWER, or the making or suffering of a preference within the meaning of federal bankruptcy law or the making of a fraudulent transfer under applicable federal or state law, or concealment by BORROWER of any of its property in fraud of creditors, or the imposition of a lien upon any of the property of BORROWER which is not discharged in the manner permitted by the Mortgage, or the giving of notice by BORROWER to any governmental body of insolvency or suspension of operations; or

          (h) Filing of a petition against BORROWER seeking any reorganization, arrangement, composition, readjustment, liquidation, or similar relief under any present or future federal, state or other law or regulation relating to bankruptcy, insolvency or other relief for debts, or the appointment of any trustee, receiver, custodian, conservator or liquidator of BORROWER, of any part of the Property or of any of the income or rents of the Property, unless such petition shall be dismissed within sixty (60) days after such filing, but in any event prior to the entry of an order, judgment or decree approving such petition; or

          (i) The institution of any proceeding for the dissolution or termination of BORROWER voluntarily, involuntarily, or by operation of law; or

          (j) A material adverse change occurs in the assets, liabilities or net worth of BORROWER from the assets, liabilities or net worth of BORROWER previously disclosed to METLIFE; or

          (k) Any warranty, representation or statement furnished to METLIFE by or on behalf of BORROWER under this Note, the Mortgage, or any of the Loan Documents shall prove to have been false or misleading in any material respect; or

          (l) Failure of BORROWER to observe or perform any other covenant or condition contained in the Mortgage and such default shall continue for thirty
(30) days after notice is given to BORROWER specifying the nature of the failure, or if the default cannot be cured within such cure period, BORROWER fails within such time to commence and pursue curative action with reasonable diligence or fails at any time after expiration of such cure period to continue with reasonable diligence all necessary curative actions. No notice of default and no opportunity to cure shall be required with respect to defaults under
SECTION 17 or SECTION 22 of the Mortgage or if during the prior twelve (12) months METLIFE has already sent a notice to BORROWER concerning default in performance of the same obligation; or

          (m) Failure of BORROWER to observe or perform any other obligation under any other Loan Document when such observance or performance is due, and such failure shall continue beyond the applicable cure period set forth in such Loan Document, or if the default cannot be cured within such applicable cure period, BORROWER fails within such time to commence and pursue curative action with reasonable diligence or fails at any time after expiration of such applicable cure period to continue with reasonable diligence all necessary curative actions. No notice of default and no opportunity to cure shall be required if during the prior twelve (12) months METLIFE has already sent a notice to BORROWER concerning default in performance of the same obligation; or

          (n)  Borrower's abandonment of the Property; or

          (o) Any of the foregoing events occur, with respect to any guarantor of any of BORROWER's obligations in connection with the indebtedness evidenced by this Note.

          Notwithstanding the foregoing, the occurrence of an Event of Default under (i) that certain Revolving Credit Facility between Fleet Bank of Massachusetts and Uno Restaurants, Inc. dated December 9, 1994, as the same may be amended from time to time, or (ii) any other unsecured credit facility entered into by Uno Restaurants, Inc. shall not by itself constitute an Event of Default hereunder.

          Upon the occurrence of any of the foregoing Events of Default, METLIFE shall have the option to declare the entire amount of principal and interest due under this Note immediately due and payable without notice or demand, and METLIFE may exercise any of its rights under this Note and any document executed or delivered herewith. After acceleration or maturity, BORROWER shall pay interest on the outstanding principal balance of this Note at the rate of five percent (5.00%) per annum above Chase Manhattan Bank's prime interest rate in effect from time to time, or fifteen percent (15.00%) per annum, whichever is higher, provided that such interest rate shall not exceed the maximum interest rate permitted by law.

          All payments of the principal and interest on this Note shall be made in coin or currency of the United States of America which at the time shall be the legal tender for the payment of public and private debts.

          If this Note is placed in the hands of an attorney for collection, BORROWER agrees to pay reasonable attorneys' fees and costs incurred by METLIFE in connection therewith, and in the event suit or action is instituted to enforce or interpret this Note (including without limitation efforts to modify or vacate any automatic stay or injunction), the prevailing party shall be entitled to recover all expenses reasonably incurred at, before or after trial and on appeal, whether or not taxable as costs, or in any bankruptcy proceeding, or in connection with post-judgment collection efforts, including, without limitation, attorneys' fees, witness fees (expert and otherwise), deposition costs, copying charges and other expenses.

          This Note shall be governed and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed therein (excluding choice-of-law principles). BORROWER hereby irrevocably submits to the jurisdiction of any state or federal court sitting in New York in any action or proceeding brought to enforce or otherwise arising out of or relating to this Note, and hereby waives any objection to venue in any such court and any claim that such forum is an inconvenient forum.

          This Note is given in a commercial transaction for business purposes.

          This Note may be declared due prior to its expressed maturity date, all in the events, on the terms, and in the manner provided for in the Mortgage.

          BORROWER and all sureties, endorsers, guarantors and other parties now or hereafter liable for the payment of this Note, in whole or in part, hereby severally (i) waive demand, notice of demand, presentment for payment, notice of nonpayment, notice of default, protest, notice of protest, notice of intent to accelerate, notice of acceleration and all other notices, and further waive diligence in collecting this Note or in enforcing any of the security for this Note; (ii) agree to any substitution, subordination, exchange or release of any security for this Note or the release of any party primarily or secondarily liable for the payment of this Note; (iii) agree that METLIFE shall not be required to first institute suit or exhaust its remedies hereon against BORROWER or others liable or to become liable for the payment of this Note or to enforce its rights against any security for the payment of this Note; and (iv) consent to any extension of time for the payment of this Note, or any installment hereof, made by agreement by METLIFE with any person now or hereafter liable for the payment of this Note, even if BORROWER is not a party to such agreement.

          BORROWER authorizes METLIFE or its agent to insert in the spaces provided herein the appropriate interest rate and the payment amounts as of the date of the initial advance hereunder.

          All agreements between BORROWER and METLIFE, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of demand or acceleration of the final maturity of this Note or otherwise, shall the interest contracted for, charged, received, paid or agreed to be paid to METLIFE exceed the maximum amount permissible under the applicable law. If, from any circumstance whatsoever, interest would otherwise be payable to METLIFE in excess of the maximum amount permissible under applicable law, the interest payable to METLIFE shall be reduced to the maximum amount permissible under applicable law; and if from any circumstance METLIFE shall ever receive anything of value deemed interest by applicable law in excess of the maximum amount permissible under applicable law, an amount equal to the excessive interest shall be applied to the outstanding principal balance hereof, or if such excessive amount of interest exceeds the unpaid balance of principal hereof, such excess shall be refunded to BORROWER. All interest paid or agreed to be paid to METLIFE shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full period (including any renewal or extension) until payment in full of the principal so that the interest hereon for such full period shall not exceed the maximum amount permissible under applicable law. METLIFE expressly disavows any intent to contract for, charge or receive interest in an amount which exceeds the maximum amount permissible under applicable law. This paragraph shall control all agreements between BORROWER and METLIFE.



          IMPORTANT: READ BEFORE SIGNING. THE TERMS OF THIS AGREEMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN CONTRACT MAY BE LEGALLY ENFORCED. YOU MAY CHANGE THE TERMS OF THIS AGREEMENT ONLY BY ANOTHER WRITTEN AGREEMENT.


          IN WITNESS WHEREOF, BORROWER has caused this Note to be executed by its duly authorized officers under seal as of the year and day first written above.


                              BORROWER:


                              SAXET CORPORATION,
                              a Delaware corporation


                              By: /s/ Robert M. Brown
                                 -----------------------------------------------
                                 Robert M. Brown, Senior Vice President-Finance

                              Attest: /s/ John O. Cunningham
                                     -------------------------------------------
                                     John O. Cunningham, Secretary


                                                       [SEAL]

                                                            Loan No. 5918596-002

                                 PROMISSORY NOTE

                              (Paoli, Pennsylvania)

$900,000.00                                                    December 23, 1996



          FOR VALUE RECEIVED, Saxet Corporation, a Delaware corporation ("BORROWER"), promises to pay to the order of MetLife Capital Financial Corporation ("METLIFE") at METLIFE's office at 10900 Northeast Fourth Street, Suite 500, Bellevue, Washington 98004, attention: Real Estate Department, or at such other address as the holder hereof may from time to time designate in writing, the principal sum of Nine Hundred Thousand and no hundredths Dollars ($900,000.00) together with interest from the date the proceeds of the loan (the "Loan") evidenced by this Promissory Note (this "Note") are initially disbursed until maturity on the principal balance from time to time remaining unpaid hereon the rate of eight and seventy-five hundredths percent (8.75%) per annum computed on the basis of a 360-day year composed of twelve (12) months of thirty
(30) days in installments as follows: (i) interest only in advance at the rate of $218.75 per day shall be due and payable on the date the proceeds of the Loan are initially disbursed to or for the benefit of BORROWER (including, without limitation, disbursement into an escrow for the benefit of BORROWER) for the period beginning on the date of such disbursement and ending on the last day of the month during which such disbursement occurs; and (ii) one hundred seventy-nine (179) installments of principal and interest in the amount of $8,995.04 each shall be payable commencing on the first day of the second month following the month in which the proceeds of the loan evidenced by this Note are initially disbursed and continuing on the first day of each and every succeeding month until the first day of the one hundred eightieth (180th) month thereafter at which time all then unpaid principal and interest hereon shall be due and payable.

          If any payment shall not be received by METLIFE when due and shall not be received within ten (10) days thereafter, BORROWER shall pay an additional charge equal to five percent (5.00%) of the delinquent payment or the highest additional charge permitted by law, whichever is less.

          Upon not less than thirty (30) days' advance written notice to METLIFE at any time after the fifth (5th) anniversary of the due date of the first monthly principal and interest payment due under this Note, and upon payment of a prepayment premium as set forth below (the "Prepayment Premium"), BORROWER shall have the right to prepay all, but not less than all, of the outstanding balance of this Note on any regularly scheduled principal and interest payment date. The Prepayment Premium shall be determined by (i) calculating the decrease (expressed in basis points) in the current weekly average yield of ten (10)-year U.S. Treasury Constant Maturities (as published in the Index) from September 6, 1996, to the Friday immediately preceding the week in which the prepayment is made, (ii) dividing the decrease by 100, (iii) multiplying the result by the following described applicable premium factor (the "Premium Factor"), and (iv) multiplying the product by the principal balance to be prepaid. If the Index is unchanged or has increased from the Friday immediately preceding the date of the proposal letter to the Friday immediately preceding the prepayment date, no Prepayment Premium shall be due. The Premium Factor shall be the amount shown on the following chart for the month in which prepayment occurs:


           No. Mos.                             Premium
          Remaining           (Years)           Factor
          ---------           -------           ------

          180 - 169             (15)             .073
          168 - 157             (14)             .069
          156 - 145             (13)             .064
          144 - 133             (12)             .059
          132 - 121             (11)             .054
          120 - 109             (10)             .049

          108 -  97             ( 9)             .044
           96 -  85             ( 8)             .039
           84 -  73             ( 7)             .035
           72 -  61             ( 6)             .030
           60 -  49             ( 5)             .025
           48 -  37             ( 4)             .020
           36 -  25             ( 3)             .015
           24 -  13             ( 2)             .010
           12 -   1             ( 1)             .005


If the Federal Reserve Board ceases to publish STATISTICAL RELEASE H.15 [519], then the decrease in the weekly average yield of ten (10)-year U.S. Treasury Constant Maturities will be determined from another source designated by METLIFE. Prepayment prior to the fifth (5th) anniversary of the due date of the first monthly principal and interest payment due under this Note will not be permitted.

          If METLIFE at any time accelerates this Note after an Event of Default (defined below), then BORROWER shall be obligated to pay the Prepayment Premium in accordance with the foregoing schedule. The Prepayment Premium shall not be payable with respect to condemnation awards or insurance proceeds from fire or other casualty which METLIFE applies to prepayment, nor with respect to BORROWER's prepayment of the Note in full during the last three (3) months of the term of this Note unless an Event of Default has occurred. BORROWER expressly acknowledges that such Prepayment Premium is not a penalty but is intended solely to compensate METLIFE for the loss of its bargain and the reimbursement of internal expenses and administrative fees and expenses incurred by METLIFE.

          BORROWER shall be liable on this Note and on all the representations, warranties, indemnities and covenants in the Mortgage, Security Agreement, Assignment of Leases and Rents and Fixture Filing ("Mortgage") covering the property (the "Property") securing this Note and shall be liable on all other documents executed or delivered in connection herewith (the "Loan Documents").

          Each of the following shall constitute an Event of Default ("Event of Default") hereunder and under the Mortgage:

          (a) Failure of METLIFE to receive any payment of principal, interest, or Prepayment Premium upon this Note when due, and such failure shall continue for ten (10) days after written notice is given by METLIFE to BORROWER of the same; or

          (b) Failure of BORROWER within the time required by the Mortgage to pay any sum secured thereby other than the Note or to make any payment for taxes, insurance or for reserves for such payments, or any other payment necessary to prevent filing of or discharge of any lien, and such failure shall continue for a period of ten (10) days after written notice is given to BORROWER by METLIFE specifying such failure; or

          (c) Failure by BORROWER to observe or perform any obligations of BORROWER to METLIFE on or with respect to any transactions, debts, undertakings or agreements other than the transaction evidenced by this Note; or

          (d) Failure of BORROWER to make any payment or perform any obligation under any superior liens or encumbrances on the Property, within the time required thereunder, or commencement of any suit or other action to foreclose any superior liens or encumbrances; or

          (e) Failure by BORROWER to observe or perform any of its obligations under any of the lease agreements covering the Property; or

          (f) The Property is transferred or any agreement to transfer any part or interest in the Property in any manner whatsoever is made or entered into without the prior written consent of METLIFE, except as specifically allowed under the Mortgage, including without limitation creating or allowing any liens on the Property or leasing any portion of the Property; or

          (g) Filing by BORROWER of a voluntary petition in bankruptcy or filing by BORROWER of any petition or answer seeking or acquiescing in any reorganization, arrangement, composition, readjustment, liquidation, or similar relief for itself under any present or future federal, state or other statute, law or regulation relating to bankruptcy, insolvency or other relief for debtors, or the seeking, consenting to, or acquiescing by BORROWER in the appointment of any trustee, receiver, custodian, conservator or liquidator for BORROWER, any part of the Property, or any of the income or rents of the Property, or the making by BORROWER of any general assignment for the benefit of creditors, or the inability of or failure by BORROWER to pay its debts generally as they become due, or the insolvency on a balance sheet basis or business failure of BORROWER, or the making or suffering of a preference within the meaning of federal bankruptcy law or the making of a fraudulent transfer under applicable federal or state law, or concealment by BORROWER of any of its property in fraud of creditors, or the imposition of a lien upon any of the property of BORROWER which is not discharged in the manner permitted by the Mortgage, or the giving of notice by BORROWER to any governmental body of insolvency or suspension of operations; or

          (h) Filing of a petition against BORROWER seeking any reorganization, arrangement, composition, readjustment, liquidation, or similar relief under any present or future federal, state or other law or regulation relating to bankruptcy, insolvency or other relief for debts, or the appointment of any trustee, receiver, custodian, conservator or liquidator of BORROWER, of any part of the Property or of any of the income or rents of the Property, unless such petition shall be dismissed within sixty (60) days after such filing, but in any event prior to the entry of an order, judgment or decree approving such petition; or

          (i) The institution of any proceeding for the dissolution or termination of BORROWER voluntarily, involuntarily, or by operation of law; or

          (j) A material adverse change occurs in the assets, liabilities or net worth of BORROWER from the assets, liabilities or net worth of BORROWER previously disclosed to METLIFE; or

          (k) Any warranty, representation or statement furnished to METLIFE by or on behalf of BORROWER under this Note, the Mortgage, or any of the Loan Documents shall prove to have been false or misleading in any material respect; or

          (l) Failure of BORROWER to observe or perform any other covenant or condition contained in the Mortgage and such default shall continue for thirty
(30) days after notice is given to BORROWER specifying the nature of the failure, or if the default cannot be cured within such cure period, BORROWER fails within such time to commence and pursue curative action with reasonable diligence or fails at any time after expiration of such cure period to continue with reasonable diligence all necessary curative actions. No notice of default and no opportunity to cure shall be required with respect to defaults under
SECTION 17 or SECTION 22 of the Mortgage or if during the prior twelve (12) months METLIFE has already sent a notice to BORROWER concerning default in performance of the same obligation; or

          (m) Failure of BORROWER to observe or perform any other obligation under any other Loan Document when such observance or performance is due, and such failure shall continue beyond the applicable cure period set forth in such Loan Document, or if the default cannot be cured within such applicable cure period, BORROWER fails within such time to commence and pursue curative action with reasonable diligence or fails at any time after expiration of such applicable cure period to continue with reasonable diligence all necessary curative actions. No notice of default and no opportunity to cure shall be required if during the prior twelve (12) months METLIFE has already sent a notice to BORROWER concerning default in performance of the same obligation; or

          (n)  Borrower's abandonment of the Property; or

          (o) Any of the foregoing events occur, with respect to any guarantor of any of BORROWER's obligations in connection with the indebtedness evidenced by this Note.

          Notwithstanding the foregoing, the occurrence of an Event of Default under (i) that certain Revolving Credit Facility between Fleet Bank of Massachusetts and Uno Restaurants, Inc. dated December 9, 1994, as the same may be amended from time to time, or (ii) any other unsecured credit facility entered into by Uno Restaurants, Inc. shall not by itself constitute an Event of Default hereunder.

          Upon the occurrence of any of the foregoing Events of Default, METLIFE shall have the option to declare the entire amount of principal and interest due under this Note immediately due and payable without notice or demand, and METLIFE may exercise any of its rights under this Note and any document executed or delivered herewith. After acceleration or maturity, BORROWER shall pay interest on the outstanding principal balance of this Note at the rate of five percent (5.00%) per annum above Chase Manhattan Bank's prime interest rate in effect from time to time, or fifteen percent (15.00%) per annum, whichever is higher, provided that such interest rate shall not exceed the maximum interest rate permitted by law.

          All payments of the principal and interest on this Note shall be made in coin or currency of the United States of America which at the time shall be the legal tender for the payment of public and private debts.

          If this Note is placed in the hands of an attorney for collection, BORROWER agrees to pay reasonable attorneys' fees and costs incurred by METLIFE in connection therewith, and in the event suit or action is instituted to enforce or interpret this Note (including without limitation efforts to modify or vacate any automatic stay or injunction), the prevailing party shall be entitled to recover all expenses reasonably incurred at, before or after trial and on appeal, whether or not taxable as costs, or in any bankruptcy proceeding, or in connection with post-judgment collection efforts, including, without limitation, attorneys' fees, witness fees (expert and otherwise), deposition costs, copying charges and other expenses.

          This Note shall be governed and construed in accordance with the laws of the Commonwealth of Pennsylvania applicable to contracts made and to be performed therein (excluding choice-of-law principles). BORROWER hereby irrevocably submits to the jurisdiction of any state or federal court sitting in Pennsylvania in any action or proceeding brought to enforce or otherwise arising out of or relating to this Note, and hereby waives any objection to venue in any such court and any claim that such forum is an inconvenient forum.

          This Note is given in a commercial transaction for business purposes.

          This Note may be declared due prior to its expressed maturity date, all in the events, on the terms, and in the manner provided for in the Mortgage.

          BORROWER and all sureties, endorsers, guarantors and other parties now or hereafter liable for the payment of this Note, in whole or in part, hereby severally (i) waive demand, notice of demand, presentment for payment, notice of nonpayment, notice of default, protest, notice of protest, notice of intent to accelerate, notice of acceleration and all other notices, and further waive diligence in collecting this Note or in enforcing any of the security for this Note; (ii) agree to any substitution, subordination, exchange or release of any security for this Note or the release of any party primarily or secondarily liable for the payment of this Note; (iii) agree that METLIFE shall not be required to first institute suit or exhaust its remedies hereon against BORROWER or others liable or to become liable for the payment of this Note or to enforce its rights against any security for the payment of this Note; and (iv) consent to any extension of time for the payment of this Note, or any installment hereof, made by agreement by METLIFE with any person now or hereafter liable for the payment of this Note, even if BORROWER is not a party to such agreement.

          BORROWER authorizes METLIFE or its agent to insert in the spaces provided herein the appropriate interest rate and the payment amounts as of the date of the initial advance hereunder.

          All agreements between BORROWER and METLIFE, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of demand or acceleration of the final maturity of this Note or otherwise, shall the interest contracted for, charged, received, paid or agreed to be paid to METLIFE exceed the maximum amount permissible under the applicable law. If, from any circumstance whatsoever, interest would otherwise be payable to METLIFE in excess of the maximum amount permissible under applicable law, the interest payable to METLIFE shall be reduced to the maximum amount permissible under applicable law; and if from any circumstance METLIFE shall ever receive anything of value deemed interest by applicable law in excess of the maximum amount permissible under applicable law, an amount equal to the excessive interest shall be applied to the outstanding principal balance hereof, or if such excessive amount of interest exceeds the unpaid balance of principal hereof, such excess shall be refunded to BORROWER. All interest paid or agreed to be paid to METLIFE shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full period (including any renewal or extension) until payment in full of the principal so that the interest hereon for such full period shall not exceed the maximum amount permissible under applicable law. METLIFE expressly disavows any intent to contract for, charge or receive interest in an amount which exceeds the maximum amount permissible under applicable law. This paragraph shall control all agreements between BORROWER and METLIFE.



          IMPORTANT: READ BEFORE SIGNING. THE TERMS OF THIS AGREEMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN CONTRACT MAY BE LEGALLY ENFORCED. YOU MAY CHANGE THE TERMS OF THIS AGREEMENT ONLY BY ANOTHER WRITTEN AGREEMENT.


          IN WITNESS WHEREOF, BORROWER has caused this Note to be executed by its duly authorized officers under seal as of the year and day first written above.


                              BORROWER:


                              SAXET CORPORATION,
                              a Delaware corporation


                              By: /s/ Robert M. Brown
                                 -----------------------------------------------
                                 Robert M. Brown, Senior Vice President-Finance


                              Attest: /s/ John O. Cunningham
                                     -------------------------------------------
                                     John O. Cunningham, Secretary


                                                       [SEAL]

                                                            Loan No. 5918596-004

                                 PROMISSORY NOTE

                                (Columbus, Ohio)

$675,000.00                                                     January 30, 1997


          FOR VALUE RECEIVED, Saxet Corporation, a Delaware corporation ("BORROWER"), promises to pay to the order of MetLife Capital Financial Corporation ("METLIFE") at METLIFE's office at 10900 Northeast Fourth Street, Suite 500, Bellevue, Washington 98004, attention: Real Estate Department, or at such other address as the holder hereof may from time to time designate in writing, the principal sum of Six Hundred Seventy-Five Thousand and no hundredths Dollars ($675,000.00) together with interest from the date the proceeds of the loan (the "Loan") evidenced by this Promissory Note (this "Note") are initially disbursed until maturity on the principal balance from time to time remaining unpaid hereon the rate of eight and seventy-five hundredths percent (8.75%) per annum computed on the basis of a 360-day year composed of twelve (12) months of thirty (30) days in installments as follows:
(i) interest only in advance at the rate of $164.06 per day shall be due and payable on the date the proceeds of the Loan are initially disbursed to or for the benefit of BORROWER (including, without limitation, disbursement into an escrow for the benefit of BORROWER) for the period beginning on the date of such disbursement and ending on the last day of the month during which such disbursement occurs; and (ii) one hundred seventy-nine (179) installments of principal and interest in the amount of $6,746.28 each shall be payable commencing on the first day of the second month following the month in which the proceeds of the loan evidenced by this Note are initially disbursed and continuing on the first day of each and every succeeding month until the first day of the one hundred eightieth (180th) month thereafter at which time all then unpaid principal and interest hereon shall be due and payable.

          If any payment shall not be received by METLIFE when due and shall not be received within ten (10) days thereafter, BORROWER shall pay an additional charge equal to five percent (5.00%) of the delinquent payment or the highest additional charge permitted by law, whichever is less.

          Upon not less than thirty (30) days' advance written notice to METLIFE at any time after the fifth (5th) anniversary of the due date of the first monthly principal and interest payment due under this Note, and upon payment of a prepayment premium as set forth below (the "Prepayment Premium"), BORROWER shall have the right to prepay all, but not less than all, of the outstanding balance of this Note on any regularly scheduled principal and interest payment date. The Prepayment Premium shall be determined by (i) calculating the decrease (expressed in basis points) in the current weekly average yield of ten (10)-year U.S. Treasury Constant Maturities (as published in the Index) from September 6, 1996, to the Friday immediately preceding the week in which the prepayment is made, (ii) dividing the decrease by 100, (iii) multiplying the result by the following described applicable premium factor (the "Premium Factor"), and (iv) multiplying the product by the principal balance to be prepaid. If the Index is unchanged or has increased from the Friday immediately preceding the date of the proposal letter to the Friday immediately preceding the prepayment date, no Prepayment Premium shall be due. The Premium Factor shall be the amount shown on the following chart for the month in which prepayment occurs:


           No. Mos.                          Premium
          Remaining         (Years)          Factor
          ---------         -------          ------

          180 - 169           (15)            .073
          168 - 157           (14)            .069
          156 - 145           (13)            .064
          144 - 133           (12)            .059
          132 - 121           (11)            .054
          120 - 109           (10)            .049
          108 -  97           ( 9)            .044

           96 -  85           ( 8)            .039
           84 -  73           ( 7)            .035
           72 -  61           ( 6)            .030
           60 -  49           ( 5)            .025
           48 -  37           ( 4)            .020
           36 -  25           ( 3)            .015
           24 -  13           ( 2)            .010
           12 -   1           ( 1)            .005


If the Federal Reserve Board ceases to publish STATISTICAL RELEASE H.15 [519], then the decrease in the weekly average yield of ten (10)-year U.S. Treasury Constant Maturities will be determined from another source designated by METLIFE. Prepayment prior to the fifth (5th) anniversary of the due date of the first monthly principal and interest payment due under this Note will not be permitted.

          If METLIFE at any time accelerates this Note after an Event of Default (defined below), then BORROWER shall be obligated to pay the Prepayment Premium in accordance with the foregoing schedule. The Prepayment Premium shall not be payable with respect to condemnation awards or insurance proceeds from fire or other casualty which METLIFE applies to prepayment, nor with respect to BORROWER's prepayment of the Note in full during the last three (3) months of the term of this Note unless an Event of Default has occurred. BORROWER expressly acknowledges that such Prepayment Premium is not a penalty but is intended solely to compensate METLIFE for the loss of its bargain and the reimbursement of internal expenses and administrative fees and expenses incurred by METLIFE.

          BORROWER shall be liable on this Note and on all the representations, warranties, indemnities and covenants in the Mortgage, Security Agreement, Assignment of Leases and Rents and Fixture Filing ("Mortgage") covering the property (the "Property") securing this Note and shall be liable on all other documents executed or delivered in connection herewith (the "Loan Documents").

          Each of the following shall constitute an Event of Default ("Event of Default") hereunder and under the Mortgage:

          (a) Failure of METLIFE to receive any payment of principal, interest, or Prepayment Premium upon this Note when due, and such failure shall continue for ten (10) days after written notice is given by METLIFE to BORROWER of the same; or

          (b) Failure of BORROWER within the time required by the Mortgage to pay any sum secured thereby other than the Note or to make any payment for taxes, insurance or for reserves for such payments, or any other payment necessary to prevent filing of or discharge of any lien, and such failure shall continue for a period of ten (10) days after written notice is given to BORROWER by METLIFE specifying such failure; or

          (c) Failure by BORROWER to observe or perform any obligations of BORROWER to METLIFE on or with respect to any transactions, debts, undertakings or agreements other than the transaction evidenced by this Note; or

          (d) Failure of BORROWER to make any payment or perform any obligation under any superior liens or encumbrances on the Property, within the time required thereunder, or commencement of any suit or other action to foreclose any superior liens or encumbrances; or

          (e) Failure by BORROWER to observe or perform any of its obligations under any of the lease agreements covering the Property; or

          (f) The Property is transferred or any agreement to transfer any part or interest in the Property in any manner whatsoever is made or entered into without the prior written consent of METLIFE, except as specifically allowed under the Mortgage, including without limitation creating or allowing any liens on the Property or leasing any portion of the Property; or

          (g) Filing by BORROWER of a voluntary petition in bankruptcy or filing by BORROWER of any petition or answer seeking or acquiescing in any reorganization, arrangement, composition, readjustment, liquidation, or similar relief for itself under any present or future federal, state or other statute, law or regulation relating to bankruptcy, insolvency or other relief for debtors, or the seeking, consenting to, or acquiescing by BORROWER in the appointment of any trustee, receiver, custodian, conservator or liquidator for BORROWER, any part of the Property, or any of the income or rents of the Property, or the making by BORROWER of any general assignment for the benefit of creditors, or the inability of or failure by BORROWER to pay its debts generally as they become due, or the insolvency on a balance sheet basis or business failure of BORROWER, or the making or suffering of a preference within the meaning of federal bankruptcy law or the making of a fraudulent transfer under applicable federal or state law, or concealment by BORROWER of any of its property in fraud of creditors, or the imposition of a lien upon any of the property of BORROWER which is not discharged in the manner permitted by the Mortgage, or the giving of notice by BORROWER to any governmental body of insolvency or suspension of operations; or

          (h) Filing of a petition against BORROWER seeking any reorganization, arrangement, composition, readjustment, liquidation, or similar relief under any present or future federal, state or other law or regulation relating to bankruptcy, insolvency or other relief for debts, or the appointment of any trustee, receiver, custodian, conservator or liquidator of BORROWER, of any part of the Property or of any of the income or rents of the Property, unless such petition shall be dismissed within sixty (60) days after such filing, but in any event prior to the entry of an order, judgment or decree approving such petition; or

          (i) The institution of any proceeding for the dissolution or termination of BORROWER voluntarily, involuntarily, or by operation of law; or

          (j) A material adverse change occurs in the assets, liabilities or net worth of BORROWER from the assets, liabilities or net worth of BORROWER previously disclosed to METLIFE; or

          (k) Any warranty, representation or statement furnished to METLIFE by or on behalf of BORROWER under this Note, the Mortgage, or any of the Loan Documents shall prove to have been false or misleading in any material respect; or

          (l) Failure of BORROWER to observe or perform any other covenant or condition contained in the Mortgage and such default shall continue for thirty
(30) days after notice is given to BORROWER specifying the nature of the failure, or if the default cannot be cured within such cure period, BORROWER fails within such time to commence and pursue curative action with reasonable diligence or fails at any time after expiration of such cure period to continue with reasonable diligence all necessary curative actions. No notice of default and no opportunity to cure shall be required with respect to defaults under
SECTION 17 or SECTION 22 of the Mortgage or if during the prior twelve (12) months METLIFE has already sent a notice to BORROWER concerning default in performance of the same obligation; or

          (m) Failure of BORROWER to observe or perform any other obligation under any other Loan Document when such observance or performance is due, and such failure shall continue beyond the applicable cure period set forth in such Loan Document, or if the default cannot be cured within such applicable cure period, BORROWER fails within such time to commence and pursue curative action with reasonable diligence or fails at any time after expiration of such applicable cure period to continue with reasonable diligence all necessary curative actions. No notice of default and no opportunity to cure shall be required if during the prior twelve (12) months METLIFE has already sent a notice to BORROWER concerning default in performance of the same obligation; or

          (n)  Borrower's abandonment of the Property; or

          (o) Any of the foregoing events occur, with respect to any guarantor of any of BORROWER's obligations in connection with the indebtedness evidenced by this Note.

          Notwithstanding the foregoing, the occurrence of an Event of Default under (i) that certain Revolving Credit Facility between Fleet Bank of Massachusetts and Uno Restaurants, Inc. dated December 9, 1994, as the same may be amended from time to time, or (ii) any other unsecured credit facility entered into by Uno Restaurants, Inc. shall not by itself constitute an Event of Default hereunder.

          Upon the occurrence of any of the foregoing Events of Default, METLIFE shall have the option to declare the entire amount of principal and interest due under this Note immediately due and payable without notice or demand, and METLIFE may exercise any of its rights under this Note and any document executed or delivered herewith. After acceleration or maturity, BORROWER shall pay interest on the outstanding principal balance of this Note at the rate of five percent (5.00%) per annum above Chase Manhattan Bank's prime interest rate in effect from time to time, or fifteen percent (15.00%) per annum, whichever is higher, provided that such interest rate shall not exceed the maximum interest rate permitted by law.

          All payments of the principal and interest on this Note shall be made in coin or currency of the United States of America which at the time shall be the legal tender for the payment of public and private debts.

          If this Note is placed in the hands of an attorney for collection, BORROWER agrees to pay reasonable attorneys' fees and costs incurred by METLIFE in connection therewith, and in the event suit or action is instituted to enforce or interpret this Note (including without limitation efforts to modify or vacate any automatic stay or injunction), the prevailing party shall be entitled to recover all expenses reasonably incurred at, before or after trial and on appeal, whether or not taxable as costs, or in any bankruptcy proceeding, or in connection with post-judgment collection efforts, including, without limitation, attorneys' fees, witness fees (expert and otherwise), deposition costs, copying charges and other expenses.

          This Note shall be governed and construed in accordance with the laws of the State of Ohio applicable to contracts made and to be performed therein (excluding choice-of-law principles). BORROWER hereby irrevocably submits to the jurisdiction of any state or federal court sitting in Ohio in any action or proceeding brought to enforce or otherwise arising out of or relating to this Note, and hereby waives any objection to venue in any such court and any claim that such forum is an inconvenient forum.

          This Note is given in a commercial transaction for business purposes.

          This Note may be declared due prior to its expressed maturity date, all in the events, on the terms, and in the manner provided for in the Mortgage.

          BORROWER and all sureties, endorsers, guarantors and other parties now or hereafter liable for the payment of this Note, in whole or in part, hereby severally (i) waive demand, notice of demand, presentment for payment, notice of nonpayment, notice of default, protest, notice of protest, notice of intent to accelerate, notice of acceleration and all other notices, and further waive diligence in collecting this Note or in enforcing any of the security for this Note; (ii) agree to any substitution, subordination, exchange or release of any security for this Note or the release of any party primarily or secondarily liable for the payment of this Note; (iii) agree that METLIFE shall not be required to first institute suit or exhaust its remedies hereon against BORROWER or others liable or to become liable for the payment of this Note or to enforce its rights against any security for the payment of this Note; and (iv) consent to any extension of time for the payment of this Note, or any installment hereof, made by agreement by METLIFE with any person now or hereafter liable for the payment of this Note, even if BORROWER is not a party to such agreement.

          BORROWER authorizes METLIFE or its agent to insert in the spaces provided herein the appropriate interest rate and the payment amounts as of the date of the initial advance hereunder.

          All agreements between BORROWER and METLIFE, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of demand or acceleration of the final maturity of this Note or otherwise, shall the interest contracted for, charged, received, paid or agreed to be paid to METLIFE exceed the maximum amount permissible under the applicable law. If, from any circumstance whatsoever, interest would otherwise be payable to METLIFE in excess of the maximum amount permissible under applicable law, the interest payable to METLIFE shall be reduced to the maximum amount permissible under applicable law; and if from any circumstance METLIFE shall ever receive anything of value deemed interest by applicable law in excess of the maximum amount permissible under applicable law, an amount equal to the excessive interest shall be applied to the outstanding principal balance hereof, or if such excessive amount of interest exceeds the unpaid balance of principal hereof, such excess shall be refunded to BORROWER. All interest paid or agreed to be paid to METLIFE shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full period (including any renewal or extension) until payment in full of the principal so that the interest hereon for such full period shall not exceed the maximum amount permissible under applicable law. METLIFE expressly disavows any intent to contract for, charge or receive interest in an amount which exceeds the maximum amount permissible under applicable law. This paragraph shall control all agreements between BORROWER and METLIFE.



          IMPORTANT: READ BEFORE SIGNING. THE TERMS OF THIS AGREEMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN CONTRACT MAY BE LEGALLY ENFORCED. YOU MAY CHANGE THE TERMS OF THIS AGREEMENT ONLY BY ANOTHER WRITTEN AGREEMENT.


          IN WITNESS WHEREOF, BORROWER has caused this Note to be executed by its duly authorized officers under seal as of the year and day first written above.


                              BORROWER:


                              SAXET CORPORATION,
                              a Delaware corporation


                              By: /s/ Robert M. Brown
                                 -----------------------------------------------
                                 Robert M. Brown, Senior Vice President-Finance


                              Attest: /s/ John O. Cunningham
                                     -------------------------------------------
                                     John O. Cunningham, Secretary


                                                       [SEAL]

                                                            Loan No. 5918596-005

                                 PROMISSORY NOTE

                            (Williamsburg, Virginia)

$825,000.00                                                    February 27, 1997


          FOR VALUE RECEIVED, Saxet Corporation, a Delaware corporation ("BORROWER"), promises to pay to the order of MetLife Capital Financial Corporation ("METLIFE") at METLIFE's office at 10900 Northeast Fourth Street, Suite 500, Bellevue, Washington 98004, attention: Real Estate Department, or at such other address as the holder hereof may from time to time designate in writing, the principal sum of Eight Hundred Twenty Five Thousand and no hundredths Dollars ($825,000.00) together with interest from the date the proceeds of the loan (the "Loan") evidenced by this Promissory Note (this "Note") are initially disbursed until maturity on the principal balance from time to time remaining unpaid hereon the rate of eight and seventy-five hundredths percent (8.75%) per annum computed on the basis of a 360-day year composed of twelve (12) months of thirty (30) days in installments as follows:
(i) interest only in advance at the rate of $200.52 per day shall be due and payable on the date the proceeds of the Loan are initially disbursed to or for the benefit of BORROWER (including, without limitation, disbursement into an escrow for the benefit of BORROWER) for the period beginning on the date of such disbursement and ending on the last day of the month during which such disbursement occurs; and (ii) one hundred seventy nine (179) installments of principal and interest in the amount of $8,245.45 each shall be payable commencing on the first day of the second month following the month in which the proceeds of the loan evidenced by this Note are initially disbursed and continuing on the first day of each and every succeeding month until the first day of the one hundred eightieth (180th) month thereafter at which time all then unpaid principal and interest hereon shall be due and payable.

          If any payment shall not be received by METLIFE when due and shall not be received within ten (10) days thereafter, BORROWER shall pay an additional charge equal to five percent (5.00%) of the delinquent payment or the highest additional charge permitted by law, whichever is less.

          Upon not less than thirty (30) days' advance written notice to METLIFE at any time after the fifth (5th) anniversary of the due date of the first monthly principal and interest payment due under this Note, and upon payment of a prepayment premium as set forth below (the "Prepayment Premium"), BORROWER shall have the right to prepay all, but not less than all, of the outstanding balance of this Note on any regularly scheduled principal and interest payment date. The Prepayment Premium shall be determined by (i) calculating the decrease (expressed in basis points) in the current weekly average yield of ten (10)-year U.S. Treasury Constant Maturities (as published in the Index) from September 6, 1996, to the Friday immediately preceding the week in which the prepayment is made, (ii) dividing the decrease by 100, (iii) multiplying the result by the following described applicable premium factor (the "Premium Factor"), and (iv) multiplying the product by the principal balance to be prepaid. If the Index is unchanged or has increased from the Friday immediately preceding the date of the proposal letter to the Friday immediately preceding the prepayment date, no Prepayment Premium shall be due. The Premium Factor shall be the amount shown on the following chart for the month in which prepayment occurs:


            No. Mos.                        Premium
           Remaining         (Years)        Factor
           ---------         -------        ------

           180 - 169           (15)          .073
           168 - 157           (14)          .069
           156 - 145           (13)          .064
           144 - 133           (12)          .059
           132 - 121           (11)          .054
           120 - 109           (10)          .049
           108 -  97           ( 9)          .044

            96 -  85           ( 8)          .039
            84 -  73           ( 7)          .035
            72 -  61           ( 6)          .030
            60 -  49           ( 5)          .025
            48 -  37           ( 4)          .020
            36 -  25           ( 3)          .015
            24 -  13           ( 2)          .010
            12 -   1           ( 1)          .005


If the Federal Reserve Board ceases to publish Statistical Release H.15 [519], then the decrease in the weekly average yield of ten (10)-year U.S. Treasury Constant Maturities will be determined from another source designated by METLIFE. Prepayment prior to the fifth (5th) anniversary of the due date of the first monthly principal and interest payment due under this Note will not be permitted.

          If METLIFE at any time accelerates this Note after an Event of Default (defined below), then BORROWER shall be obligated to pay the Prepayment Premium in accordance with the foregoing schedule. The Prepayment Premium shall not be payable with respect to condemnation awards or insurance proceeds from fire or other casualty which METLIFE applies to prepayment, nor with respect to BORROWER's prepayment of the Note in full during the last three (3) months of the term of this Note unless an Event of Default has occurred. BORROWER expressly acknowledges that such Prepayment Premium is not a penalty but is intended solely to compensate METLIFE for the loss of its bargain and the reimbursement of internal expenses and administrative fees and expenses incurred by METLIFE.

          BORROWER shall be liable on this Note and on all the representations, warranties, indemnities and covenants in the Deed of Trust, Security Agreement, Assignment of Leases and Rents and Fixture Filing ("Deed of Trust") covering the property (the "Property") securing this Note and all other documents executed or delivered in connection herewith (the "Loan Documents").

          Each of the following shall constitute an Event of Default ("Event of Default") hereunder and under the Deed of Trust:

          (a) Failure of METLIFE to receive any payment of principal, interest, or Prepayment Premium upon this Note when due, and such failure shall continue for ten (10) days after written notice is given by METLIFE to BORROWER of the same; or

          (b) Failure of BORROWER within the time required by the Deed of Trust to pay any sum secured thereby other than the Note or to make any payment for taxes, insurance or for reserves for such payments, or any other payment necessary to prevent filing of or discharge of any lien, and such failure shall continue for a period of ten (10) days after written notice is given to BORROWER by METLIFE specifying such failure; or

          (c) Failure by BORROWER to observe or perform any obligations of BORROWER to METLIFE on or with respect to any transactions, debts, undertakings or agreements other than the transaction evidenced by this Note; or

          (d) Failure of BORROWER to make any payment or perform any obligation under any superior liens or encumbrances on the Property, within the time required thereunder, or commencement of any suit or other action to foreclose any superior liens or encumbrances; or

          (e) Failure by BORROWER to observe or perform any of its obligations under any of the lease agreements covering the Property; or

          (f) The Property is transferred or any agreement to transfer any part or interest in the Property in any manner whatsoever is made or entered into without the prior written consent of METLIFE, except as specifically allowed under the Deed of Trust, including without limitation creating or allowing any liens on the Property or leasing any portion of the Property; or

          (g) Filing by BORROWER of a voluntary petition in bankruptcy or filing by BORROWER of any petition or answer seeking or acquiescing in any reorganization, arrangement, composition, readjustment, liquidation, or similar relief for itself under any present or future federal, state or other statute, law or regulation relating to bankruptcy, insolvency or other relief for debtors, or the seeking, consenting to, or acquiescing by BORROWER in the appointment of any trustee, receiver, custodian, conservator or liquidator for BORROWER, any part of the Property, or any of the income or rents of the Property, or the making by BORROWER of any general assignment for the benefit of creditors, or the inability of or failure by BORROWER to pay its debts generally as they become due, or the insolvency on a balance sheet basis or business failure of BORROWER, or the making or suffering of a preference within the meaning of federal bankruptcy law or the making of a fraudulent transfer under applicable federal or state law, or concealment by BORROWER of any of its property in fraud of creditors, or the imposition of a lien upon any of the property of BORROWER which is not discharged in the manner permitted by the Deed of Trust, or the giving of notice by BORROWER to any governmental body of insolvency or suspension of operations; or

          (h) Filing of a petition against BORROWER seeking any reorganization, arrangement, composition, readjustment, liquidation, or similar relief under any present or future federal, state or other law or regulation relating to bankruptcy, insolvency or other relief for debts, or the appointment of any trustee, receiver, custodian, conservator or liquidator of BORROWER, of any part of the Property or of any of the income or rents of the Property, unless such petition shall be dismissed within sixty (60) days after such filing, but in any event prior to the entry of an order, judgment or decree approving such petition; or

          (i) The institution of any proceeding for the dissolution or termination of BORROWER voluntarily, involuntarily, or by operation of law; or

          (j) A material adverse change occurs in the assets, liabilities or net worth of BORROWER from the assets, liabilities or net worth of BORROWER previously disclosed to METLIFE; or

          (k) Any warranty, representation or statement furnished to METLIFE by or on behalf of BORROWER under this Note, the Deed of Trust, or any of the Loan Documents shall prove to have been false or misleading in any material respect; or

          (l) Failure of BORROWER to observe or perform any other covenant or condition contained in the Deed of Trust and such default shall continue for thirty (30) days after notice is given to BORROWER specifying the nature of the failure, or if the default cannot be cured within such cure period, BORROWER fails within such time to commence and pursue curative action with reasonable diligence or fails at any time after expiration of such cure period to continue with reasonable diligence all necessary curative actions. No notice of default and no opportunity to cure shall be required with respect to defaults under
SECTION 17 or SECTION 22 of the Deed of Trust or if during the prior twelve (12) months METLIFE has already sent a notice to BORROWER concerning default in performance of the same obligation; or

          (m) Failure of BORROWER to observe or perform any other obligation under any other Loan Document when such observance or performance is due, and such failure shall continue beyond the applicable cure period set forth in such Loan Document, or if the default cannot be cured within such applicable cure period, BORROWER fails within such time to commence and pursue curative action with reasonable diligence or fails at any time after expiration of such applicable cure period to continue with reasonable diligence all necessary curative actions. No notice of default and no opportunity to cure shall be required if during the prior twelve (12) months METLIFE has already sent a notice to BORROWER concerning default in performance of the same obligation; or

          (n)  Borrower's abandonment of the Property; or

          (o) Any of the foregoing events occur, with respect to any guarantor of any of BORROWER's obligations in connection with the indebtedness evidenced by this Note.

          Notwithstanding the foregoing, the occurrence of an Event of Default under (i) that certain Revolving Credit Facility between Fleet Bank of Massachusetts and Uno Restaurants, Inc., dated December 9, 1994, as the same may be amended from time to time, or (ii) any other unsecured credit facility entered into by Uno Restaurants, Inc., shall not by itself constitute an Event of Default hereunder.

          Upon the occurrence of any of the foregoing Events of Default, METLIFE shall have the option to declare the entire amount of principal and interest due under this Note immediately due and payable without notice or demand, and METLIFE may exercise any of its rights under this Note and any document executed or delivered herewith. After acceleration or maturity, BORROWER shall pay interest on the outstanding principal balance of this Note at the rate of five percent (5.00%) per annum above Chase Manhattan Bank's prime interest rate in effect from time to time, or fifteen percent (15.00%) per annum, whichever is higher, provided that such interest rate shall not exceed the maximum interest rate permitted by law.

          All payments of the principal and interest on this Note shall be made in coin or currency of the United States of America which at the time shall be the legal tender for the payment of public and private debts.

          If this Note is placed in the hands of an attorney for collection, BORROWER agrees to pay reasonable attorneys' fees and costs incurred by METLIFE in connection therewith, and in the event suit or action is instituted to enforce or interpret this Note (including without limitation efforts to modify or vacate any automatic stay or injunction), the prevailing party shall be entitled to recover all expenses reasonably incurred at, before or after trial and on appeal, whether or not taxable as costs, or in any bankruptcy proceeding, or in connection with post-judgment collection efforts, including, without limitation, attorneys' fees, witness fees (expert and otherwise), deposition costs, copying charges and other expenses.

          This Note shall be governed and construed in accordance with the laws of the Commonwealth of Virginia applicable to contracts made and to be performed therein (excluding choice-of-law principles). BORROWER hereby irrevocably submits to the jurisdiction of any state or federal court sitting in Virginia in any action or proceeding brought to enforce or otherwise arising out of or relating to this Note, and hereby waives any objection to venue in any such court and any claim that such forum is an inconvenient forum.

          This Note is given in a commercial transaction for business purposes.

          This Note may be declared due prior to its expressed maturity date, all in the events, on the terms, and in the manner provided for in the Deed of Trust.

          BORROWER and all sureties, endorsers, guarantors and other parties now or hereafter liable for the payment of this Note, in whole or in part, hereby severally (i) waive demand, notice of demand, presentment for payment, notice of nonpayment, notice of default, protest, notice of protest, notice of intent to accelerate, notice of acceleration and all other notices, and further waive diligence in collecting this Note or in enforcing any of the security for this Note; (ii) agree to any substitution, subordination, exchange or release of any security for this Note or the release of any party primarily or secondarily liable for the payment of this Note; (iii) agree that METLIFE shall not be required to first institute suit or exhaust its remedies hereon against BORROWER or others liable or to become liable for the payment of this Note or to enforce its rights against any security for the payment of this Note; and (iv) consent to any extension of time for the payment of this Note, or any installment hereof, made by agreement by METLIFE with any person now or hereafter liable for the payment of this Note, even if BORROWER is not a party to such agreement.

          BORROWER authorizes METLIFE or its agent to insert in the spaces provided herein the appropriate interest rate and the payment amounts as of the date of the initial advance hereunder.

          All agreements between BORROWER and METLIFE, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of demand or acceleration of the final maturity of this Note or otherwise, shall the interest contracted for, charged, received, paid or agreed to be paid to METLIFE exceed the maximum amount permissible under the applicable law. If, from any circumstance whatsoever, interest would otherwise be payable to METLIFE in excess of the maximum amount permissible under applicable law, the interest payable to METLIFE shall be reduced to the maximum amount permissible under applicable law; and if from any circumstance METLIFE shall ever receive anything of value deemed interest by applicable law in excess of the maximum amount permissible under applicable law, an amount equal to the excessive interest shall be applied to the outstanding principal balance hereof, or if such excessive amount of interest exceeds the unpaid balance of principal hereof, such excess shall be refunded to BORROWER. All interest paid or agreed to be paid to METLIFE shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full period (including any renewal or extension) until payment in full of the principal so that the interest hereon for such full period shall not exceed the maximum amount permissible under applicable law. METLIFE expressly disavows any intent to contract for, charge or receive interest in an amount which exceeds the maximum amount permissible under applicable law. This paragraph shall control all agreements between BORROWER and METLIFE.



          IMPORTANT: READ BEFORE SIGNING. THE TERMS OF THIS AGREEMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN CONTRACT MAY BE LEGALLY ENFORCED. YOU MAY CHANGE THE TERMS OF THIS AGREEMENT ONLY BY ANOTHER WRITTEN AGREEMENT.


          IN WITNESS WHEREOF, BORROWER has caused this Note to be executed by its duly authorized officers under seal as of the year and day first written above.


                              BORROWER:


                              SAXET CORPORATION,
                              a Delaware corporation


                              By: /s/ Robert M. Brown
                                 -----------------------------------------------
                                 Robert M. Brown, Senior Vice President-Finance


                              Attest: /s/ John O. Cunningham
                                     -------------------------------------------
                                     John O. Cunningham, Secretary


                                                       [SEAL]